Earnings Per Share Data	12 Months Ended
Oct. 25, 2015
Earnings Per Share Data
Earnings Per Share Data

NOTE O

Earnings Per Share Data

The reported net earnings attributable to the Company were used when computing basic and diluted earnings per share for all years presented. A reconciliation of the shares used in the computation is as follows:

(in thousands)	2015	2014	2013
Basic weighted-average

shares outstanding	264,072	263,812	264,317

Dilutive potential

common shares	6,429	6,404	5,907

Diluted weighted-average

shares outstanding	270,501	270,216	270,224

For fiscal years 2015, 2014, and 2013, a total of 0.5 million, 0.4 million, and 0.4 million weighted-average outstanding stock options, respectively, were not included in the computation of dilutive potential common shares since their inclusion would have had an antidilutive effect on earnings per share.